Related party transactions	12 Months Ended
Dec. 31, 2023
Related party transactions
Related party transactions

(19) Related party transactions

The Group has not entered into any significant transactions with any key management personnel or member of the Supervisory Board. The remuneration paid to key management personnel is presented in Note 21 e). The remuneration paid to members of the Supervisory Board is shown in Note 21 e).

As part of the normal course of business, the Group may enter into transactions with associated companies. The terms and conditions of all transactions are made based on market terms and conditions and the arm’s length principle.

in k€	2023	2022	2021
Sales of goods and services	16,661	36,677	28,868
Receivables from related parties	2,164	4,071	2,643